Exhibit 99.1

                            Union Bankshares Inc.
---------------------------------------------------------------------------

                              December 31, 2003

                            Fourth Quarter Report

                                 Amex:  UNB


                                                           January 28, 2004

Dear Shareholder:

We are pleased to report to you the financial and operational results of 2003 for your company. Net income was $5.39 million ($1.18 per share) vs $5.18 million ($1.14 per share) for the prior year. Assets reached $356.8 million, deposits $305.4 million, and loans $271.6 million. It has been a dynamic year of consolidation, managing interest rate risk, and staff "realignment."

Managing the interest margin continued to present an interesting challenge when the Federal Reserve further reduced interest rates in late June. Throughout the year we sold loans into the secondary market or participated out long term, fixed rate mortgage loans. By year end loan "sales" totaled $35.7 million, a 25% increase over 2002. While having the effect of reducing our net interest margin over the short term we improved our level of interest margin protection, should rates begin to rise. Even by employing this strategy, the loan portfolio grew $15.6 million or 6.1% for the year.

On the expense side, especially during the fourth quarter, salaries and benefits, equipment, and other expenses began to show the effects of our consolidation efforts as a result of the merger in May. We continue to find ways to efficiently deliver our services yet keep costs in line.

In November we introduced Power Pay, our at home internet based bill payment service. Early in the third quarter of this year check imaging will be introduced, enabling customers to receive check images with their bank statement. Alternately they may download at home images of bank statements and checks they have written, thus enabling us to move to an eventual "electronic bank statement" if chosen by the customer. It is important to reaffirm to our customers our strategy is to offer both electronic as well as traditional banking service delivery channels.

In September Peter Eley joined us as Vice President and Operations Officer with over 25 years banking experience. Rhonda Bennett moved from the Operations Officer position to the retail side to concentrate on our growing municipal business as well as retail lending. Both have stepped up to these new opportunities and challenges well.

The past year's successes are once again the result of the dedicated, talented, and capable employees who make Union Bank a leader among community banks. We want to thank them for their efforts and teamwork.

Enclosed is a dividend check or advice of deposit representing a dividend of $.22 per share to shareholders of record January 24th, payable January 28th.

Sincerely,

/s/ Richard C. Sargent             /s/ Kenneth D. Gibbons

Richard C. Sargent                 Kenneth D. Gibbons
Chairman                           President & CEO

Consolidated Balance Sheets (unaudited)
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
                                           December 31, 2003    December 31, 2002

ASSETS
Cash and Due from Banks                      $ 23,716,981         $ 16,034,609
Federal Funds Sold & Overnight Deposits           916,438            6,000,000
Interest Bearing Deposits in Banks              6,519,693            9,039,491
Securities Available-for-Sale                  44,370,139           45,824,389
Federal Home Loan Bank Stock                    1,240,500            1,235,200
Loans Held for Sale                            18,524,338           17,138,937
Loans, net                                    253,036,525          238,767,728
  Less:  Reserve for Loan Losses               (3,028,813)          (2,908,222)
Premises and Equipment, net                     4,447,166            4,612,244
Other Real Estate Owned                            10,131              783,761
Accrued Interest & Other Assets                 7,098,768            6,963,693
                                             ------------         ------------
      Total Assets                           $356,851,866         $343,491,830
                                             ============         ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Non-interest Bearing Deposits                $ 48,363,614         $ 40,976,579
Interest Bearing Deposits                     257,015,824          252,027,914
Borrowed Funds                                  7,222,530            7,536,032
Accrued Interest & Other Liabilities            3,263,234            3,782,766
Common Stock                                    9,822,522            6,541,378
Paid-in Capital                                    54,576              317,553
Retained Earnings                              32,070,843           33,357,259
Accumulated Other Comprehensive Income            760,654              674,280
Treasury Stock at Cost                         (1,721,931)          (1,721,931)
                                             ------------         ------------
      Total Liabilities and Stockholders'
       Equity                                $356,851,866         $343,491,830
                                             ============         ============

Standby Letters of Credit were $993,000 and $1,247,000 at December 31, 2003 and 2002 respectively.
===========================================================================


Consolidated Statements of Income (unaudited)
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
                                         12/31/03        12/31/02        12/31/03         12/31/02
                                             (3 months ended)                (12 months ended)

Interest Income                         $5,041,316      $5,521,034      $20,372,337      $22,169,058
Interest Expense                           918,732       1,470,299        4,208,983        6,363,941
                                        ----------      ----------      -----------      -----------
  Net Interest Income                    4,122,584       4,050,735       16,163,354       15,805,117
Less:  Provision for Loan Losses                 0          66,000          114,000          356,000
                                        ----------      ----------      -----------      -----------
  Net Interest Income after
   Provision for Loan Losses             4,122,584       3,984,735       16,049,354       15,449,117

Trust Income                                42,490          46,028          162,508          169,208
Other Income                             1,003,521       1,150,851        3,396,089        3,390,386
Other Operating Expenses:
  Salaries & Wages                       1,241,890       1,257,678        5,302,775        5,092,567
  Pension & Employee Benefits              478,670         528,242        1,912,319        1,680,658
  Occupancy expense, net                   184,756         107,919          691,080          600,244
  Equipment expense                        232,635         246,662          903,279          894,892
  Other expense                            732,595         861,720        3,186,310        3,492,938
                                        ----------      ----------      -----------      -----------
Total                                    2,870,546       3,002,221       11,995,763       11,761,299
                                        ----------      ----------      -----------      -----------
Net Income before Taxes                  2,298,049       2,179,393        7,612,188        7,247,412
Income Tax Expense                         691,195         647,379        2,225,102        2,067,598
                                        ----------      ----------      -----------      -----------
Net Income                               1,606,854       1,532,014        5,387,086        5,179,814
                                        ==========      ==========      ===========      ===========

Earnings per Share                      $     0.35      $     0.34      $      1.18      $      1.14
Book value per Share                                                    $      9.01      $      8.62

                                DIRECTORS OF
                           UNION BANKSHARES, INC.
                               and UNION BANK

                        Richard C. Sargent, Chairman
                              Cynthia D. Borck
                            William T. Costa, Jr.
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                              Richard C. Marron
                              Robert P. Rollins
                               W. Arlen Smith
                                John H. Steel

                                 OFFICERS OF
                           UNION BANKSHARES, INC.

             Richard C. Sargent                        Chairman
             Cynthia D. Borck                    Vice President
             Kenneth D. Gibbons                       President
             Marsha A. Mongeon         Vice President/Treasurer
             Robert P. Rollins                        Secretary
             JoAnn A. Tallman               Assistant Secretary

                            CITIZEN BANK DIVISION
                               ADVISORY BOARD

                              Cynthia D. Borck
                            J.R. Alexis Clouatre
                            William T. Costa, Jr.
                               Dwight A. Davis
                             Kenneth D. Gibbons
                            Franklin G. Hovey II

                             Express Telebanking
                               (802) 888-6448
                               (800) 583-2869

                              Internet Banking
                             www.unionbankvt.com

                           OFFICERS OF UNION BANK

Wanda L. Allaire         Assistant Vice President           Northgate Plaza
Rhonda L. Bennett        Vice President                         Morrisville
Cynthia D. Borck         Executive Vice President               Morrisville
Stacey L.B. Chase        Assistant Treasurer                    Morrisville
Alice H. Claflin         Trust Officer                        St. Johnsbury
Jeffrey G. Coslett       Assistant Vice President               Morrisville
Shawn M. Davis           Commercial Loan Officer              St. Johnsbury
Peter J. Eley            Vice President                         Morrisville
Fern C. Farmer           Assistant Vice President               Morrisville
Patsy S. French          Assistant Vice President            Jeffersonville
Karen C. Gammell         Assistant Treasurer                    Lyndonville
Kenneth D. Gibbons       President & CEO                        Morrisville
Claire A. Hindes         Assistant Vice President               Morrisville
Patricia N. Hogan        Vice President                         Morrisville
Tracey D. Holbrook       Vice President                       St. Johnsbury
Lynne P. Jewett          Assistant Treasurer                    Morrisville
Peter R. Jones           Vice President                         Morrisville
Stephen H. Kendall       Assistant Vice President                   Fairfax
Susan O. Laferriere      Vice President                       St. Johnsbury
Margaret S. Lambert      Assistant Vice President           Northgate Plaza
Dennis J. Lamothe        Vice President                       St. Johnsbury
Susan F. Lassiter        Assistant Vice President            Jeffersonville
Phillip L. Martin        Assistant Vice President                     Stowe
Marsha A. Mongeon        Senior Vice President/Treasurer        Morrisville
Freda T. Moody           Assistant Vice President               Morrisville
Richard N. Morrison      Assistant Vice President               Morrisville
Mildred R. Nelson        Assistant Vice President                 Littleton
Barbara A. Olden         Assistant Vice President           Green Mtn. Mall
Deborah J. Partlow       Trust Officer                          Morrisville
Colleen D. Putvain       Assistant Treasurer                    Morrisville
Robert P. Rollins        Secretary                              Morrisville
Ruth P. Schwartz         Vice President                            Hardwick
Larry D. Sharer          Regional Vice President              St. Johnsbury
Robyn A. Sheltra         Assistant Treasurer                          Stowe
David S. Silverman       Senior Vice President                  Morrisville
Sara J. Small            Assistant Treasurer                    Morrisville
JoAnn A. Tallman         Assistant Secretary                    Morrisville
Tracy R. Verge           Assistant Treasurer                  St. Johnsbury
Francis E. Welch         Assistant Vice President               Morrisville
Craig S. Wiltshire       Vice President                         Morrisville

                           Shareholder Assistance
                                    and
                            Investor Information

                   If you need assistance with a change in
                registration of certificates, reporting lost certificates, non-receipt or loss of dividend checks, assistance regarding direct deposit of dividends, information about the Company,
                 or to receive copies of financial reports,
                    please contact us at the address and
                         phone number listed below:

                 Corporate Name:      Union Bankshares, Inc.
                 Transfer Agent:      Union Bank
                                      P.O. Box 667
                                      Morrisville, VT
                                      05661-0667
                          Phone:      802-888-6600
                            Fax:      802-888-4921
                          Email:      ubexec@unionbankvt.com
                 American Stock
                Exchange Ticker
                         Symbol:      UNB

Statements made in this quarterly report that are not historical facts are forward-looking statements. Investors are cautioned that all forward-looking statements necessarily involve risks and uncertainties, and many factors could cause actual results and events to differ materially from those contemplated in the forward-looking statements. When we use any of the words "believes," "expects," "anticipates" or similar expressions, we are making forward-looking statements. The following factors, among others, could cause actual results and events to differ from those contemplated in the forward-looking statements: uncertainties associated with general economic conditions; changes in the interest rate environment; inflation; political, legislative or regulatory developments; acts of war or terrorism; the markets' acceptance of and demand for the Company's products and services, technological changes, including the impact of the internet on the Company's business and on the financial services market place generally; the impact of competitive products and pricing; and dependence on third party suppliers. For further information, please refer to the Company's reports filed with Securities and Exchange Commission at www.sec.gov .

                             UNION BANK OFFICES

           Morrisville                                   Hardwick
      20 Lower Main Street*                          103 VT Route 15*
          (802) 888-6600                              (802) 472-8100

        Northgate Plaza*                                  Johnson
           Route 100                              198 Lower Main Street*
         (802) 888-6860                               (802) 635-6600

              Stowe                                   Jeffersonville
         Stowe Village*                               80 Main Street*
         47 Park Street                               (802) 644-6600
         (802) 253-6600

            Fairfax                                      Hyde Park
           Route 104*                                 250 Main Street
         (802) 849-2600                               (802) 888-6880

                            Littleton Loan Center
                               241 Main Street
                                Littleton, NH
                               (603) 444-7136

                           CITIZENS BANK DIVISION
        St. Johnsbury                                   Lyndonville
     364 Railroad Street*                            183 Depot Street*
         (802) 748-3131                               (802) 626-3100

     325 Portland Street*                          St. Johnsbury Center
        (802) 748-3121                             Green Mountain Mall*
                                                    1998 Memorial Drive
                                                      (802) 748-2454

                         *  ATM's at these branches

                              Remote ATM's at:

      Smugglers' Notch Resort (2)                 Taft Corners, Williston
         Johnson State College                         Ben & Jerry's
            Copley Hospital                         Stowe Mountain Road
         Cold Hollow Cider Mill                    East Burke, Route 114
           Trapp Family Lodge                        Danville, Route 2
       Stowe Mountain Resort (3)                  Burke Mountain Ski Area
               Big John's                             The Elmore Store
        Riverside Store, Jericho